Exhibit 99.1

May 12, 2021
Press Release No. 1489
For Immediate Release:

Coherent, Inc. Reports Second Fiscal Quarter Results

SANTA CLARA, CA, May 12, 2021 -- Coherent, Inc. (NASDAQ, COHR), one of the world’s leading providers of lasers, laser-based technologies and laser-based system solutions in a broad range of scientific, commercial and industrial applications, today announced financial results for its second fiscal quarter ended April 3, 2021.

FINANCIAL HIGHLIGHTS

	Three Months Ended			Six Months Ended
	Apr. 3, 2021	Jan. 2, 2021	Apr. 4, 2020	Apr. 3, 2021	Apr. 4, 2020
GAAP Results
(in millions, except per share data)
Net sales	$374.0	$326.1	$293.1	$700.0	$613.9
Net income (loss)	$(158.2)	$0.1	$(418.9)	$(158.1)	$(413.1)
Diluted EPS	$(6.49)	$0.01	$(17.39)	$(6.50)	$(17.19)

Non-GAAP Results
(in millions, except per share data)
Net income	$35.2	$26.7	$14.8	$61.9	$35.5
Diluted EPS	$1.42	$1.09	$0.61	$2.52	$1.47

SECOND FISCAL QUARTER DETAILS

For the second quarter of fiscal 2021, Coherent announced net sales of $374.0 million and net loss, on a U.S. generally accepted accounting principles (GAAP) basis, of $158.2 million, or $6.49 per diluted share. The net loss includes $179.2 million, net of tax, in merger and acquisition costs, primarily due to a merger agreement termination fee paid to Lumentum Holdings Inc.

These results compare to net sales of $293.1 million and net loss of $418.9 million, or $17.39 per diluted share, for the second quarter of fiscal 2020 and net sales of $326.1 million and net income of $0.1 million, or $0.01 per diluted share, for the first quarter of fiscal 2021. The net loss for the second quarter of fiscal 2020 includes $424.3 million, net of tax, in non-cash goodwill and other impairment charges, primarily related to the impairment of all goodwill and certain long-lived assets in the Industrial Lasers & Systems segment of our business.

Exhibit 99.1

Non-GAAP net income for the second quarter of fiscal 2021 was $35.2 million, or $1.42 per diluted share. Non-GAAP net income for the second quarter of fiscal 2020 was $14.8 million, or $0.61 per diluted share. Non-GAAP net income for the first quarter of fiscal 2021 was $26.7 million, or $1.09 per diluted share. Reconciliations of GAAP to non-GAAP financial measures for the three months ended April 3, 2021, January 2, 2021 and April 4, 2020 and six months ended April 3, 2021 and April 4, 2020 appear in the financial statements portion of this release under the heading “Reconciliation of GAAP to Non-GAAP net income (loss).”

“We’re pleased to have delivered another quarter of solid results. In the second quarter, we grew bookings, revenue and non-GAAP EPS -- sequentially and year-over-year -- and our book-to-bill was greater than one across all our end markets,” said Andy Mattes, Coherent President and CEO. “Precision manufacturing orders were strong, primarily with EV-Battery welding applications, life science demand continues to improve Instrumentation orders, and our semicap and API businesses experienced all-time ordering highs. Our initial results with our good to great transformation, especially in our ILS segment, have also been very encouraging. We have a strong balance sheet and continue to focus on operational excellence to drive improved margins and further strengthen our overall financial results.”

In addition, on March 25, 2021, we announced that we entered into a definitive merger agreement with II-VI Incorporated (“II-VI”) whereby Coherent will be acquired upon satisfaction of the outlined closing conditions.

Summarized statement of operations information is as follows (unaudited, in thousands, except per share data):

	Three Months Ended			Six Months Ended
	Apr. 3, 2021	Jan. 2, 2021	Apr. 4, 2020	Apr. 3, 2021	Apr. 4, 2020

Net sales	$373,982	$326,053	$293,147	$700,035	$613,918
Cost of sales(A)(B)(C)(D)(E)	232,957	206,057	199,036	439,014	410,554
Gross profit	141,025	119,996	94,111	261,021	203,364
Operating expenses:
Research & development(A)(B)(D)	32,007	28,221	29,794	60,228	58,474
Selling, general & administrative(A)(B)(D)(E)	72,662	74,228	61,307	146,890	129,858
Merger and acquisition costs(F)	231,996	—	—	231,996	—
Goodwill and other impairment charges(G)	—	—	451,025	—	451,025
Amortization of intangible assets(C)	596	597	1,296	1,193	2,728
Total operating expenses	337,261	103,046	543,422	440,307	642,085
Income (loss) from operations	(196,236)	16,950	(449,311)	(179,286)	(438,721)
Other expense, net(B)	(2,526)	(2,289)	(5,663)	(4,815)	(8,697)
Income (loss) before income taxes	(198,762)	14,661	(454,974)	(184,101)	(447,418)
Provision for (benefit from) income taxes (H)	(40,547)	14,517	(36,061)	(26,030)	(34,298)
Net income (loss)	$(158,215)	$144	$(418,913)	$(158,071)	$(413,120)

Net income (loss) per share:
Basic	$(6.49)	$0.01	$(17.39)	$(6.50)	$(17.19)
Diluted	$(6.49)	$0.01	$(17.39)	$(6.50)	$(17.19)

Shares used in computations:
Basic	24,389	24,264	24,095	24,326	24,033
Diluted	24,389	24,455	24,095	24,326	24,033

Exhibit 99.1

(A)Stock-based compensation expense included in operating results is summarized below (all footnote amounts are unaudited, in thousands, except per share data):

Stock-based compensation expense	Three Months Ended			Six Months Ended
	Apr. 3, 2021	Jan. 2, 2021	Apr. 4, 2020	Apr. 3, 2021	Apr. 4, 2020
Cost of sales	$1,989	$2,272	$1,011	$4,261	$2,193
Research & development	1,030	1,199	894	2,229	1,455
Selling, general & administrative	6,073	8,714	6,993	14,787	13,042
Impact on income (loss) from operations	$9,092	$12,185	$8,898	$21,277	$16,690

For the fiscal quarters ended April 3, 2021, January 2, 2021 and April 4, 2020, the impact on net income (loss), net of tax was $7,746 ($0.31 per diluted share), $10,613 ($0.43 per diluted share) and $7,892 ($0.33 per diluted share), respectively. For the six months ended April 3, 2021 and April 4, 2020, the impact on net income (loss), net of tax was $18,359 ($0.75 per diluted share) and $14,828 ($0.61 per diluted share), respectively.

(B)Changes in deferred compensation plan liabilities are included in cost of sales and operating expenses while gains and losses on deferred compensation plan assets are included in other income (expense), net. Deferred compensation expense (benefit) included in operating results is summarized below:

Deferred compensation expense (benefit)	Three Months Ended			Six Months Ended
	Apr. 3, 2021	Jan. 2, 2021	Apr. 4, 2020	Apr. 3, 2021	Apr. 4, 2020
Cost of sales	$11	$11	$(5)	$22	$108
Research & development	293	295	(213)	588	30
Selling, general & administrative	1,818	1,806	(1,176)	3,624	623
Impact on income (loss) from operations	$2,122	$2,112	$(1,394)	$4,234	$761

For the fiscal quarters ended April 3, 2021, January 2, 2021 and April 4, 2020, the impact on other expense, net from gains or losses on deferred compensation plan assets was income of $2,692, income of $2,296 and expense of $1,364, respectively. For the six months ended April 3, 2021 and April 4, 2020, the impact on other expense, net from gains or losses on deferred compensation plan assets was income of $4,988 and $929, respectively.

(C)Amortization of intangibles is included in cost of sales and operating expenses as summarized below:

Amortization of intangibles	Three Months Ended			Six Months Ended
	Apr. 3, 2021	Jan. 2, 2021	Apr. 4, 2020	Apr. 3, 2021	Apr. 4, 2020
Cost of sales	$1,855	$2,017	$10,611	$3,872	$21,491
Amortization of intangible assets	596	597	1,296	1,193	2,728
Impact on income (loss) from operations	$2,451	$2,614	$11,907	$5,065	$24,219

For the fiscal quarters ended April 3, 2021, January 2, 2021 and April 4, 2020, the impact on net income (loss), net of tax was $2,159 ($0.09 per diluted share), $2.270 ($0.09 per diluted share), and $8,660 ($0.36 per diluted share), respectively. For the six months ended April 3, 2021 and April 4, 2020, the impact on net income (loss), net of tax was $4,429 ($0.18 per diluted share) and $17,602 ($0.73 per diluted share), respectively.

(D)For the fiscal quarters ended April 3, 2021, January 2, 2021 and April 4, 2020, the impact of restructuring charges was $3,659 ($3,059 net of tax ($0.12 per diluted share)), $5,383 ($4,473 net of tax ($0.18 per diluted share)), and $1,079 ($798 net of tax ($0.03 per diluted share)), respectively. For the six months ended April 3, 2021 and April 4, 2020, the impact of restructuring charges was $9,042 ($7,532 net of tax ($0.31 per diluted share)) and $2,012 ($1,464 net of tax ($0.06 per diluted share)), respectively.

Exhibit 99.1

(E)For the six months ended April 4, 2020, selling, general & administrative expense includes a legal settlement related to an asset recovery of $1,365 ($1,106 net of tax ($0.05 per diluted share)).

(F)For the fiscal quarter and six months ended April 3, 2021, we incurred merger and acquisitions costs of $231,996 ($179,217 net of tax ($7.34 per diluted share)), primarily due to a termination fee paid to Lumentum Holdings Inc. of $217,600.

(G)For the fiscal quarter ended April 4, 2020, goodwill and other impairment charges included a $327,203 ($327,203 net of tax ($13.58 per diluted share)) charge for impairment of goodwill, a $121,350 ($94,651 net of tax ($3.92 per diluted share)) charge for impairment of long-lived assets and a $2,472 ($2,472 net of tax ($0.10 per diluted share)) charge for impairment of an investment. For the six months ended April 4, 2020, goodwill and other impairment charges included a $327,203 ($327,203 net of tax ($13.64 per diluted share)) charge for impairment of goodwill, a $121,350 ($94,651 net of tax ($3.92 per diluted share)) charge for impairment of long-lived assets and a $2,472 ($2,472 net of tax ($0.10 per diluted share)) charge for impairment of an investment.

(H)The fiscal quarters ended April 3, 2021, January 2, 2021 and April 4, 2020 included a non-recurring income tax charge of $1,854 ($0.07 per diluted share), charge of $8,614 ($0.35 per diluted share) and a benefit of $7,612 ($0.31 per diluted share), respectively. The fiscal quarters ended April 3, 2021, January 2, 2021 and April 4, 2020 included a benefit of $598 ($0.02 per diluted share), a charge of $611 ($0.03 per diluted share) and a benefit of $314 ($0.01 per diluted share), of excess tax charges (benefits) for employee stock-based compensation, respectively. The six months ended April 3, 2021 and April 4, 2020 included non-recurring income tax charge of $10,468 ($0.43 per diluted share) and a benefit of $7,463 ($0.31 per diluted share), respectively. The six months ended April 3, 2021 and April 4, 2020 included a charge of $13 ($0.00 per diluted share) and a benefit of $1,028 ($0.04 per diluted share) of excess tax charges (benefits) for employee stock-based compensation, respectively.

Summarized balance sheet information is as follows (unaudited, in thousands):

	Apr. 3, 2021	Oct. 3, 2020
ASSETS
Current assets:
Cash, cash equivalents, restricted cash and short-term investments	$369,711	$476,369
Accounts receivable, net	248,856	220,289
Inventories	393,672	426,756
Prepaid expenses and other assets	83,215	88,250
Total current assets	1,095,454	1,211,664
Property and equipment, net	264,383	245,678
Other assets	395,416	370,154
Total assets	$1,755,253	$1,827,496

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term borrowings	$16,875	$16,817
Accounts payable	93,028	60,225
Other current liabilities	233,089	191,016
Total current liabilities	342,992	268,058
Long-term liabilities	617,308	632,214
Total stockholders’ equity	794,953	927,224
Total liabilities and stockholders’ equity	$1,755,253	$1,827,496

Exhibit 99.1

Reconciliation of GAAP to Non-GAAP net income (loss), net of tax (unaudited, in thousands, other than per share data):

	Three Months Ended			Six Months Ended
	Apr. 3, 2021	Jan. 2, 2021	Apr. 4, 2020	Apr. 3, 2021	Apr. 4, 2020
GAAP net income (loss)	$(158,215)	$144	$(418,913)	$(158,071)	$(413,120)
Stock-based compensation expense	7,746	10,613	7,892	18,359	14,828
Amortization of intangible assets	2,159	2,270	8,660	4,429	17,602
Restructuring charges and other	3,059	4,473	798	7,532	1,464
Non-recurring tax expense (benefit)	1,854	8,614	(7,612)	10,468	(7,463)
Tax charge (benefit) from stock-based compensation expense	(598)	611	(314)	13	(1,028)
Goodwill and other impairment/asset charges	—	—	424,326	—	423,220
Merger and acquisition costs	179,217	—	—	179,217	—
Non-GAAP net income	$35,222	$26,725	$14,837	$61,947	$35,503
Non-GAAP net income per diluted share	$1.42	$1.09	$0.61	$2.52	$1.47

Important Information and Where to Find It

This communication is being made in respect of a proposed business combination involving II-VI and Coherent. In connection with the proposed transaction, II-VI has filed with the U.S. Securities and Exchange Commission (the “SEC”), and the SEC has declared effective on May 6, 2021, a registration statement on Form S-4 (File No. 333-255547) that includes a joint proxy statement of Coherent and II-VI and that also constitutes a prospectus with respect to shares of II-VI’s common stock to be issued in the proposed transaction (the “Joint Proxy Statement/Prospectus”). Coherent and II-VI may also file other documents with the SEC regarding the proposed transaction. This press release is not a substitute for the Joint Proxy Statement/Prospectus or any other document which Coherent or II-VI may file with the SEC. INVESTORS, COHERENT STOCKHOLDERS AND II-VI STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Joint Proxy Statement/Prospectus and other documents that are filed or will be filed with the SEC by Coherent or II-VI through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by II-VI may be obtained free of charge on II-VI’s website at www.II-VI.com or by contacting II-VI’s Investor Relations Department at II-VI Incorporated, 375 Saxonburg, PA 16056, Attn: Mark Lourie. Copies of documents filed with the SEC by Coherent may be obtained free of charge on Coherent’s website at https://investors.coherent.com/ or by contacting Coherent’s Investor Relations at investor.relations@coherent.com.

Participants in the Solicitation

Coherent or II-VI and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Coherent stockholders and II-VI stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Coherent and II-VI directors and executive officers in the transaction, which may be different than those of Coherent and II-VI stockholders generally, by reading the Joint Proxy Statement/Prospectus and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.

No Offer or Solicitation

This press release is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

Exhibit 99.1

FORWARD-LOOKING STATEMENTS DISCLAIMER

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include the statements in this press release that relates to confidence in Coherent’s business outlook as well as those relating to the proposed transaction between Coherent and II-VI. With respect to the forward-looking statements herein relating to the proposed transaction between Coherent and II-VI, such statements are based on Coherent’s and II-VI’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Coherent and II-VI, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make any filing or take any other action required to consummate the transaction in a timely manner or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (a) with respect to both Coherent’s business outlook and the proposed transaction: (i) risks associated with the recovery of global and regional economies from the negative effects of the COVID-19 pandemic and related private and public sector measures; and (ii) the impact of COVID-19 related matters on our business and the combined company; (iii) our ability to successfully transfer the manufacturing of our High Power Fiber Lasers and related business and operations between facilities (including in connection with the proposed transaction); (iv) our ability to successfully manage our planned site consolidation projects and other cost reduction programs and to achieve the related anticipated savings and improved operational efficiencies (including in connection with the proposed transaction); and (v) Coherent’s ability to provide a safe working environment for members during the COVID-19 pandemic or any other public health crises, including pandemics or epidemics; (b) with respect to Coherent’s business outlook: (i) global demand, acceptance and adoption of our products; (ii) the worldwide demand for flat panel displays and adoption of OLED for mobile displays; (iii) the pricing and availability of OLED displays; (iv) the demand for and use of our products in commercial applications; (v) our ability to generate sufficient cash to fund capital spending or debt repayment; (vi) our successful implementation of our customer design wins; (vii) our and our customers’ exposure to risks associated with worldwide economic conditions; (viii) our customers’ ability to cancel long-term purchase orders; (ix) the ability of our customers to forecast their own end markets; (x) our ability to accurately forecast future periods; (xi) continued timely availability of products and materials from our suppliers; (xii) our ability to timely ship our products and our customers’ ability to accept such shipments; (xiii) our ability to have our customers qualify our products; (xiv) worldwide government economic policies, including trade relations between the United States and China; and (xv) our ability to manage our expanded operations; and (c) with respect to the proposed transaction between Coherent and II-VI: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining stockholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Coherent’s and II-VI’s businesses and other conditions to the completion of the transaction; (ii) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the transaction or integrating the businesses of Coherent and II-VI; (iii) Coherent’s and II-VI’s ability to implement the combined company’s business strategy; (iv) pricing trends, including Coherent’s and II-VI’s ability to achieve economies of scale; (v) litigation relating to the proposed transaction that has been and could be instituted against Coherent, II-VI or their respective directors; (vi) the risk that disruptions from the proposed transaction will harm Coherent’s or II-VI’s business, including current plans and operations; (vii) the ability of Coherent or II-VI to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) uncertainty as to the long-term value of II-VI common stock; (x) legislative, regulatory and economic developments affecting Coherent’s and II-VI’s businesses; (xi) general economic and market developments and conditions; (xii) the evolving legal, regulatory and tax regimes under which Coherent and II-VI operate; (xiii) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Coherent’s and/or II-VI’s financial performance; (xiv) restrictions during the pendency of the proposed transaction that may impact Coherent’s or II-VI’s ability to pursue certain business opportunities or strategic transactions; (xv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Coherent’s and II-VI’s response to any of the aforementioned factors; (xvi) geopolitical conditions, including trade and national

Exhibit 99.1

security policies and export controls and executive orders relating thereto, and worldwide government economic policies, including trade relations between the United States and China; and (xvii) failure to receive the approval of the stockholders of II-VI and/or Coherent; and other risks identified in Coherent’s SEC filings. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Joint Proxy Statement/Prospectus. While the list of factors presented here is, and the list of factors presented in the Joint Proxy Statement/Prospectus are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Coherent’s or II-VI’s consolidated financial condition, results of operations, or liquidity. Neither Coherent nor II-VI assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Founded in 1966, Coherent, Inc. is one of the world’s leading providers of lasers, laser-based technologies and laser-based system solutions in a broad range of scientific, commercial and industrial customers. Our common stock is listed on the Nasdaq Global Select Market and is part of the Russell 1000 and Standard & Poor’s MidCap 400 Index. For more information about Coherent, visit the company's website at www.coherent.com for product and financial updates.

5100 Patrick Henry Dr. P. O. Box 54980, Santa Clara, California 95056–0980 . Telephone (408) 764-4000